EXHIBIT 10.65

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

COMMUNICATION INTELLIGENCE CORPORATION

Unsecured Convertible Promissory Note

$___________                                                                                                            ____________, September 14, 2012

 Redwood Shores, California

FOR VALUE RECEIVED, the undersigned, Communication Intelligence Corporation, a Delaware corporation (the “Company”), hereby promises to pay to the order of ___________________ or its permitted assigns (the “Holder”) the principal sum of _____________________________ DOLLARS ($_________) with interest on the unpaid balance from the date hereof, compounded quarterly at the rate of 10.0% per annum on the unpaid principal amount, in lawful money of the United States of America or as otherwise provided in Section 1 hereof, at ______________________________________, or at such other place as the Holder may designate in writing.  This Note (the “Note”) has been issued pursuant to the Subscription Agreement dated as of August 20, 2012, as amended from time to time, among the Company and the Investor named therein (the “Subscription Agreement”) and is entitled to the benefits and rights provided therein.  Terms not otherwise defined herein shall have the definitions ascribed to them in the Subscription Agreement.

1. Maturity, Principal and Interest; Additional Notes.

1.1 The principal of this Note, together with all unpaid interest and any other fees or expenses otherwise due and owed to the Holder under the Subscription Agreement, shall be due and payable on December 31, 2012 (the “Maturity Date”).

1.2  This Note shall bear interest at the rate of 10.0% per annum, compounded quarterly, from the date hereof until repayment of the Note or conversion of the Note as set forth in Section 3 hereof.  Interest on this Note shall be computed on the basis of a three hundred sixty-five (365) day year and actual days elapsed.

1.3 Upon conversion of all unpaid principal and accrued interest hereunder into the shares of Preferred Stock of the Company pursuant to Section 3 hereof, this Note shall be terminated in its entirety and surrendered to the Company for cancellation.

2. Prepayment.  This Note may be prepaid by the Company, in whole or in part, at any time prior to the Maturity Date, without penalty.

EXHIBIT 10.65

3. Conversion.

3.1 Automatic Conversion.  In the event the Company consummates a sale and issuance of shares of Series D-2 Convertible Preferred Stock (the “Preferred Stock”) of the Company pursuant to the terms of the Subscription Agreement prior to the Maturity Date which provides the Company with in excess of $100,000 in gross cash proceeds (the “Equity Financing”), all of the outstanding principal and accrued and unpaid interest hereunder shall be converted automatically without further action of the Holder into shares of Preferred Stock of the Company on the same terms as the shares of the Preferred Stock issued in the Equity Financing, determined in accordance with Section 3.2 hereof.  Upon conversion, this Note shall be canceled.

3.2 Conversion Shares Issuable.  The number of whole shares of Preferred Stock into which this Note shall be converted pursuant to Section 3.1 hereof shall be determined by dividing (a) the aggregate principal amount of this Note, together with all accrued interest to the date of conversion, by (b) the price per share of the Preferred Stock issued in the Equity Financing.

3.3 Conversion Procedures.  The Company shall promptly provide the Holder with notice of the consummation of the Equity Financing and within five (5) days of such notice the Holder shall surrender the Note to the Company.

3.4 Delivery of Stock Certificates.  Upon the conversion of this Note into Preferred Stock in accordance with the terms herein, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates (bearing such legends as are required by applicable federal and state securities laws in the opinion of counsel to the Company) for the number of whole shares of Preferred Stock issuable upon such conversion.

3.5 No Fractional Shares.  No fractional shares of Preferred Stock shall be issued upon conversion of this Note.  In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder in cash the amount of outstanding indebtedness that is not so converted.

4. Events of Default; Remedies.

4.1 So long as this Note is outstanding, an “Event of Default” with respect to this Note shall mean the occurrence and existence of one or more of the following events or conditions (for any reason, whether voluntary, involuntary or effected or required by any Law applicable to the Company):

(a) The Company fails to pay when due and payable any portion of the principal, interest, fees, expenses and other charges or other indebtedness related to the Note, whether direct or indirect, absolute or contingent in any manner and at any time, whether evidenced by the Note or arising under the Subscription Agreement, due or hereafter to become due, now owing or that may be hereafter incurred by the Company, to the holder of the Note, or any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by applicable Law (the “Note Indebtedness”).

(b) The Company fails or neglects to perform, keep, or observe in any material respect any material term, provision, condition, covenant or agreement contained in the Subscription Agreement and such failure or neglect to perform remains in effect for a period of ten (10) days after written receipt of such notice by the Company.

EXHIBIT 10.65

(c) If any event of default occurs in payment or performance of any obligation in favor of any person from whom the Company has borrowed money aggregating in excess of $100,000 which would entitle the holder to accelerate repayment of the borrowed money, and such default is not cured or waived in writing within ten (10) days of written receipt of such default.

(d) The Company institutes proceedings to be adjudicated as bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, provincial or state Law relating to bankruptcy, insolvency, reorganization or relief of debtors, or the consent by it to the filing of any such petition or to the appointment under any such Law of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of substantially all of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

(e) If there is the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement or adjustment of or in respect of the Company under any applicable Law relating to bankruptcy, insolvency, reorganization or relief of debtors, or appointing under any such Law a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of substantially all of its property, or ordering pursuant to any such Law the winding-up or liquidation of its affairs, and the continuance of any such decree, petition, appointment or order unstayed and in effect for a period of 45 consecutive days.

(f) If any act, matter or thing is done to, or any action or proceeding is launched or taken to, terminate the corporate existence of the Company, whether by winding-up, surrender of charter or otherwise.

(g) If the Company ceases to carry on its business or makes or proposes to make any sale of its assets in bulk or any sale of its assets out of the usual course of its business.

(h) If any judgment or order for the payment of money in excess of $100,000 shall be rendered against the Company and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

4.2 Exercise of Remedies.

(a) If an Event of Default (other than an Event of Default under Section 4.1(d) or (e)) has occurred and is continuing hereunder:

(i) The holder of the Note may declare the entire unpaid Note Indebtedness, immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by the Company; and

(ii) The holder of the Note may exercise any remedy permitted by this Note and the Subscription Agreement or at Law or in equity.

(b) If an Event of Default under Section 4.1(d) or (e) has occurred and is continuing hereunder:

EXHIBIT 10.65
(i) The entire unpaid Note Indebtedness shall automatically become immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by the Company.

(ii) The holder of the Note may exercise any remedy permitted by this Note and the Subscription Agreement or at Law or in equity.

          4.3  Waiver of Defaults.  No Event of Default shall be waived except in a writing signed by the holder of the Note.  No waiver of any Event of Default shall extend to any other or further Event of Default.

5. No Assignment; Successors and Assigns.  The Company may not assign this Note without the prior written consent of the holder of the Note.  Subject to the foregoing sentence and the restrictions on transfer described in Section 7 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.  Effective upon any such assignment, the person or entity to whom such rights, interests and obligations were assigned shall have and exercise all of the Holder’s rights, interests and obligations hereunder as if such person or entity were the original Holder of this Note.

6. Waiver and Amendment.  Any provision of this Note may be amended, waived or modified only in a signed writing by the Holder and the Company.

7. Transfer of this Note.  With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel in a form reasonably satisfactory to the Company’s counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state Law then in effect).  Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 7 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made.  Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8. Notices.  All notices, requests, consent and demands hereunder shall be made in writing at the addresses set forth in the Subscription Agreement.

9. No Stockholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

10. Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.  Each of the parties hereto hereby irrevocably consents to the (non-exclusive) jurisdiction of the courts of the State of New York and of any Federal court located therein in connection with any suit, action or other proceeding arising out of or relating to this Note and waives any objection to venue in the State of New York.

EXHIBIT 10.65

11. Charges, Taxes and Expenses.  Issuance and delivery of a certificate for shares of the Preferred Stock upon the conversion of this Note shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of the Preferred Stock upon the conversion of this Note in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving shares of the Preferred Stock upon the conversion of this Note.

12. Loss, Theft or Destruction of Note.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver a new Note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such Note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

13. Usury. This Note is hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or thereby, or otherwise, shall the amount paid or agreed to be paid to the Holder hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable Law.  If at any time the performance of any provision of this Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable Law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Holder that all payments under this Note are to be credited first to interest as permitted by Law, but not in excess of (i) the agreed rate of interest set forth herein or (ii) that permitted by Law, whichever is the lesser, and the balance toward the reduction of principal.  The provisions of this Section 13 shall never be superseded or waived and shall control every other provision of this Note.  For purposes of this Note, “Law” shall mean any foreign, federal, state or local law, statute, rule, regulation, ordinance, code, directive, writ, injunction, decree, judgment or order applicable to the Company.

14. Issue Date.  The provisions of this Note shall be construed and shall be given effect in all respects as if this Note had been issued and delivered by the Company on the earlier of the date hereof or the date of issuance of any Note for which this Note is issued in replacement.

15. Heading; References.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.  Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

16. Delays.  No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right.

17. Severability.  If any provision or set of provisions of this Note (or any portion thereof) is held by an arbitrator or court of competent jurisdiction to be invalid, illegal or unenforceable for any reason whatsoever: (a) such provision shall be limited or modified in its application to the minimum extent necessary to avoid the invalidity, illegality or unenforceability of such provision and such modified provision shall be reduced to a writing and signed by the parties hereto; (b) the validity, legality and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby; and (c) to the fullest extent possible, the provisions of this Note shall be construed so as to give effect to the intent manifested by the provision (or portion thereof) held invalid, illegal or unenforceable.

EXHIBIT 10.65

18. No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.

EXHIBIT 10.65

In Witness Whereof, the Company has caused this Note to be issued as of the date first set forth above.

Company:

COMMUNICATION INTELLIGENCE CORPORATION

By:
Name: Craig Hutchison
Title: Vice President and Assistant Treasurer

Address: 275 Shoreline Drive, Suite 500 Redwood Shores, California 94065

Facsimile Number: 650-802-7777